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                                                                   EXHIBIT 10.10

$50,000                                                       September 19, 2001


                       GLOBAL SPORTS & ENTERTAINMENT, INC.

                            5% CONVERTIBLE DEBENTURE

THE SECURITIES REPRESENTED BY THIS debenture HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, as amended (THE "securities ACT"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE securities ACT WITH RESPECT TO SUCH SECURITIES, OR AN OPINION OF THE ISSUER'S COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE securities ACT.

         1. OBLIGATION. For value received, GLOBAL SPORTS & ENTERTAINMENT, INC., a Delaware corporation (the "COMPANY"), promises to pay to the order of WAYNE ALLYN ROOT (the "HOLDER") the Principal Amount and Interest (both as defined below) in the manner and upon the terms and conditions set forth herein. This Debenture has been issued pursuant to a Debenture Purchase Agreement, dated September 19, 2001, between the Company and the Holder (the "DEBENTURE PURCHASE AGREEMENT"), and is one of a series of duly authorized Debentures of the Company designated as its 5% Convertible Debentures ("DEBENTURES") in the maximum aggregate principal amount of up to $2,000,000.

         2. AMOUNT AND PAYMENT OF PRINCIPAL AMOUNT. The principal amount ("PRINCIPAL AMOUNT") of this Debenture is Fifty Thousand Dollars ($50,000). On August 31, 2003 (the "MATURITY DATE"), the entire unpaid Principal Amount plus accrued Interest will be automatically converted into shares of the Company's common stock, $.0001 par value (the "COMMON STOCK") at the Conversion Price (as defined below). The Company will have the right to prepay this Debenture in cash pursuant to Section 4, in which event the Company will send to the Holder written confirmation of the Company's intent to prepay the unpaid Principal Amount and Interest in full. During the thirty (30) day period following the Company's mailing of such notice, the Holder will have the right to convert the Principal Amount of this Debenture into shares of the Company's Common Stock, pursuant to Section 5 below.

         3. AMOUNT AND PAYMENT OF INTEREST. This Debenture will bear interest ("INTEREST") on the unpaid Principal Amount at the rate of 5% per annum commencing on the date of this Debenture. Interest will be due and payable at the time the Principal Amount is due and payable.

         4. REDEMPTION. The Company will have the right, at any time after the effective date of the registration statement registering the underlying Conversion Shares (as defined below) and upon thirty (30) days' prior written notice to the Holder, to prepay the entire unpaid Principal Amount of this Debenture by payment of such Principal Amount and all unpaid Interest accrued to the date of such prepayment, plus a premium equal to 20% of the Principal Amount (the "PREPAYMENT PREMIUM"); PROVIDED, HOWEVER, that during the thirty (30) day notice period the Holder will be entitled to convert the Principal Amount (excluding the Prepayment Premium) pursuant to Section 5.

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         5. CONVERSION.

                  (a) GENERALLY. At the option of the Holder, at any time and from time to time before the Maturity Date, the Principal Amount of this Debenture will be convertible, in whole or in part, into shares of the Company's Common Stock, subject to and upon the terms and conditions of this Debenture. The Holder will have the right to elect to convert the Principal Amount during the 30 day notice period referred to in Section 2 of this Debenture.

                  (b) CONVERSION RATIO. Subject to the provisions of Section 6, upon conversion the Holder will be entitled to receive one (1) share of Common Stock ("CONVERSION SHARE") for each $0.75 of Principal Amount and Interest converted. Thus, the initial conversion price ("CONVERSION PRICE") is $0.75 per Conversion Share.

                  (c) PROCEDURE FOR CONVERSION. In order to convert pursuant to
Section 5(a) above, the Holder must surrender this Debenture and deliver to the Company a duly completed and executed Notice of Election to Convert in the form attached hereto as Schedule 1 (an "ELECTION NOTICE"). Within fifteen (15) days after the receipt of the Election Notice, the Company will issue and deliver to the Holder a certificate for the number of Conversion Shares issuable upon such conversion and, subject to the Holder's receipt of the Conversion Shares, this Debenture will be deemed canceled. All Conversion Shares issued will be imprinted with a legend restricting transfer substantially similar to the legend set forth on the face of this Debenture.

                  (d) EFFECTIVE DATE OF CONVERSION. Such conversion will be deemed to have been effected on the date the Conversion Shares are actually issued ("EFFECTIVE DATE OF CONVERSION"). The person(s) in whose name(s) any certificate for shares of Common Stock will be issuable upon such conversion will be deemed to have become the holder(s) of record of the shares represented thereby as of the Effective Date of Conversion. Interest will accrue and be payable with respect to the Principal Amount converted up to the Effective Date of Conversion.

                  (e) ACCRUED INTEREST. Upon any conversion of this Debenture, the Company will pay to the Holder all accrued and unpaid interest through the Effective Date of Conversion by check to the order of the Holder mailed to the Holder's address as it appears on the books of the Company, or, at the option of the Company, by converting such accrued Interest into shares of Common Stock at the Conversion Price.

         6. ADJUSTMENTS TO CONVERSION PRICE AND NUMBER OF CONVERSION SHARES. The Conversion Price and the number of Conversion Shares issuable upon conversion will be subject to adjustment from time to time as follows:

                  (a) If the shares of Common Stock at any time outstanding are subdivided into a greater number or combined into a lesser number of shares of Common Stock or if shares of Common Stock are issued as a stock dividend, the Conversion Price and the number of Conversion Shares will be decreased or increased, as the case may be, to an amount that will bear the same relation to the Conversion Price and the number of Conversion Shares, respectively, in

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effect immediately prior to such subdivision or combination or stock dividend as the total number of shares of Common Stock outstanding immediately prior to such subdivision or combination or stock dividend will bear to the total number of shares of Common Stock outstanding immediately after such subdivision or combination or stock dividend.

                  (b) In the event of any capital reorganization, or of any reclassification of the Common Stock or in the event of the consolidation or merger of the Company with any other corporation (including a merger in which the Company is the continuing corporation) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, this Debenture will after such capital reorganization, reclassification of Common Stock, consolidation, merger or sale be exercisable, upon the terms and conditions specified herein, for the number of shares of stock and warrants or other securities or property of the Company, or of the corporation resulting from such consolidation or surviving such merger or to which such sale will be made, as the case may be, to which the Conversion Shares issuable (at the time of such capital reorganization, reclassification of Common Stock, consolidation, merger or sale) upon exercise of this Debenture would have been entitled upon such capital reorganization, reclassification of Common Stock, consolidation, merger or sale if such exercise had taken place; and in any such case, if necessary, the provisions set forth in this Section 6 with respect to the rights and interests thereafter of the Holder will be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or warrants or other securities or property thereafter deliverable on the conversion of this Debenture. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock will not be deemed to be a reclassification of the Common Stock of the Company for the purposes of this Section 6(b).

                  (c) Whenever there is an adjustment in the Conversion Price as provided herein, the Company will promptly mail to the Holder, by first-class mail, postage prepaid, a notice stating that such adjustment has been effected and stating the Conversion Price then in effect and the number of Conversion Shares issuable upon conversion as a result of such adjustment.

                  (d) Irrespective of any adjustments or changes in the number of Conversion Shares actually issuable upon conversion of this Debenture, this Debenture will continue to express the number of Conversion Shares issuable thereunder as expressed in this Debenture when initially issued.

         7. REGISTRATION RIGHTS. The Holder is entitled to "piggy-back" registration rights with respect to the shares of Common Stock issuable upon conversion of this Debenture as provided in the Debenture Purchase Agreement.

         8. EXPENSES OF ENFORCEMENT. The Company agrees to pay all reasonable costs and expenses, including without limitation reasonable attorneys' fees, as a court of competent jurisdiction may award that the Holder incurs in connection with any legal action or legal proceeding commenced for the collection of this Debenture or the exercise, preservation or enforcement of the Holder's rights and remedies hereunder.

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         9. CUMULATIVE RIGHTS AND REMEDIES. All rights and remedies of the
Holder under this Debenture will be cumulative and not alternative and will be in addition to all rights and remedies available to the Holder under applicable law.

         10. GOVERNING LAW. This Debenture will be governed by and interpreted and construed in accordance with the laws of the State of California. Any action or proceeding arising under or pursuant to this Debenture will be brought in Las Vegas, Nevada.

         IN WITNESS WHEREOF, the Company has caused this Debenture to be executed by its duly authorized officer as of the day and year first above written.

                                           GLOBAL SPORTS & ENTERTAINMENT, INC.,
                                           a Delaware corporation


                                           By:      /S/ DOUGLAS R. MILLER
                                                -------------------------------
                                                  Douglas R. Miller,
                                                  President






                   SIGNATURE PAGE TO 5% CONVERTIBLE DEBENTURE


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                                   SCHEDULE 1
                          NOTICE OF ELECTION TO CONVERT


                                                 Date: _________________, 200___


To:  GLOBAL SPORTS & ENTERTAINMENT, INC.

         The undersigned hereby purchases _____________ shares of common stock issuable upon conversion of $___________ of indebtedness represented by the original 5% Convertible Debenture dated ________, 2001 in the Principal Amount of $___________ issued in the name of ___________________ in accordance with the terms thereof.

         The undersigned acknowledges and agrees that the Interest accrued on the Principal Amount may, at the option of the Company, be paid either in the form of Common Stock based on the Conversion Price of the Debenture or by check payable to the order of the Holder.

Issue and deliver certificate(s) for common stock to:


                                         ---------------------------------------
                                         (Name)


                                         ---------------------------------------
                                         (Taxpayer Identification Number)


                                        ----------------------------------------
                                        (Street and Number)


                                        ----------------------------------------
                                        City                         State





                                             Very truly yours,


                                             -----------------------------------
                                             (Signature of Holder of Debenture)


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